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                                                                    EXHIBIT 23.1

Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 18, 1997, included in MedicalControl, Inc.'s Form 10-KSB for the year ended December 31, 1996, and to all references to our Firm included in this registration statement.


                                                 /s/ Arthur Andersen LLP

Dallas, Texas
April 16, 1997